SCHEDULE 14A

(RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]                      [ ] Confidential, For Use of the Commission Only (as permitted by
                                                     Rule 14a-6(e)(2))
Filed by a party other than the registrant [ ]   [X] Definitive proxy statement
Check the appropriate box:                       [X] Definitive additional materials
[ ] Preliminary proxy statement                  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MUNIASSETS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             MUNIASSETS FUND, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:
      --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
      --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
      --------------------------------------------------------------------------

    (5) Total fee paid:
      --------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials:
      --------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:
     ___________________________________________________________________________

   (2) Form, schedule or registration statement no.:
     ___________________________________________________________________________

   (3) Filing party:
     ___________________________________________________________________________

   (4) Date filed:
     ___________________________________________________________________________

---------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MUNIASSETS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                               __________________

                               SEPTEMBER 14, 1998


TO THE STOCKHOLDERS OF
  MUNIASSETS FUND, INC.

    Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of MuniAssets Fund, Inc. (the "Fund") will be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, September 14, 1998 at 9:15 A.M. for the following purposes:

         (1) To elect two Class I Directors for a term of three years;

         (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP ("D&T") to serve as independent auditors of the Fund for its current fiscal year; and

         (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on July 15, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 31, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                           By Order of the Board of Directors

                                           PATRICK D. SWEENEY
                                           SECRETARY

Plainsboro, New Jersey
Dated: July 30, 1998

                                PROXY STATEMENT

                            ------------------------

                             MUNIASSETS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                               __________________

                               SEPTEMBER 14, 1998

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniAssets Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, September 14, 1998 at 9:15 A.M. The approximate mailing date of this Proxy Statement is July 30, 1998.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the nominees for Directors, and FOR the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

    The Board of Directors has fixed the close of business on July 15, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 15, 1998, the Fund had outstanding 10,424,616 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of July 15, 1998, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

    Approval of Items 1 and 2 below will require the affirmative vote of the holders of a majority of the Fund's shares of Common Stock, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

    At the Meeting, two Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of Arthur Zeikel and Robert S. Salomon, Jr. as Class I Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

    Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Arthur Zeikel and Robert S. Salomon, Jr. Class II consists of Joe Grills and Walter Mintz. Class III consists of Melvin R. Seiden and Stephen B. Swensrud. Only the Directors in Class I are being considered for election at this Meeting. All of the Directors have been members of the Board of Directors of the Fund since the Fund's initial public offering in 1993, except Joe Grills, who has been a member of the Board of Directors of the Fund since January 1994, and Robert S. Salomon, Jr., who has been a member of the Board of Directors of the Fund since January 1996.

    Certain information concerning the Directors (which includes the nominees) is set forth as follows:

                                                                                                            SHARES OF
                                                                                                          COMMON STOCK
                                                                                                           OF THE FUND
                                                        PRINCIPAL OCCUPATIONS                             BENEFICIALLY
                                                        DURING PAST FIVE YEARS                DIRECTOR      OWNED AT
NAME AND ADDRESS OF DIRECTORS     AGE                AND PUBLIC DIRECTORSHIPS(1)               SINCE      JULY 15, 1998
-----------------------------     ---                ---------------------------              --------    -------------
Joe Grills(1)(2).................  63    Member of the Committee of                             1994            0
P.O. Box 98                                Investment of Employee Benefit Assets of the
Rapidan, Virginia 22733                    Financial Executives Institute ("CIEBA") since
                                           1986; Member of CIEBA's Executive Committee since
                                           1988 and its Chairman from 1991 to 1992; Assistant
                                           Treasurer of International Business Machines
                                           Incorporated ("IBM") and Chief Investment Officer
                                           of IBM Retirement Funds from 1986 until 1993;
                                           Member of the Investment Advisory Committee of the
                                           State of New York Common Retirement Fund;
                                           Director, Duke Management Company since 1992,
                                           elected Vice Chairman in May, 1998; Director,
                                           LaSalle Street Fund since 1995; Director of
                                           Hotchkis & Wiley Mutual Funds since 1996;
                                           Director, Kimco Realty Corporation since 1997;
                                           Member of the Investment Advisory Committee of the
                                           Howard Hughes Medical Institute since 1997; Member
                                           of the Investment Advisory Committee of the
                                           Virginia Retirement System since 1998.

                                                                                                            SHARES OF
                                                                                                          COMMON STOCK
                                                                                                           OF THE FUND
                                                        PRINCIPAL OCCUPATIONS                             BENEFICIALLY
                                                        DURING PAST FIVE YEARS                DIRECTOR      OWNED AT
NAME AND ADDRESS OF DIRECTORS     AGE                AND PUBLIC DIRECTORSHIPS(1)               SINCE      JULY 15, 1998
-----------------------------     ---                ---------------------------              --------    -------------
Walter Mintz(1)(2)...............  69    Special Limited Partner of                             1993            0
1114 Avenue of the Americas                Cumberland Associates (investment partnership)
New York, New York 10036                   since 1982.
Robert S. Salomon, Jr.(1)(2).....  61    Principal of STI Management                            1996            0
106 Dolphin Cove Quay                      (investment adviser); Chairman and CEO of Salomon
Stamford, Connecticut 06902                Brothers Asset Management from 1992 to 1995;
                                           Monthly columnist with Forbes Magazine since 1992;
                                           Chairman of Salomon Brothers equity mutual funds
                                           from 1992 to 1995; Director of Stock Research and
                                           U.S. Equity Strategist at Salomon Brothers Inc.
                                           from 1975 to 1991; Trustee of The Common Fund
                                           since 1980.
Melvin R. Seiden(1)(2)...........  67    Director of Silbanc Properties,                        1993            0
780 Third Avenue Ltd.                      (real estate, investment and consulting) and
Suite 2502                                 President thereof since 1987; Chairman and
New York, New York 10017                   President of Seiden & de Cuevas, Inc. (private
                                           investment firm) from 1964 to 1987.
Stephen B. Swensrud(1)(2)........  65    Chairman of Fernwood Advisors                          1993            0
24 Federal Street                          (investment adviser) since 1996; Principal of
Suite 400                                  Fernwood Associates (financial consultants) since
Boston, Massachusetts 02110                1975.
Arthur Zeikel(1)(3)..............  66    Chairman of Merrill Lynch Asset                        1993            0
P.O. Box 9011                              Management, L.P. ("MLAM") and FAM (which terms as
Princeton, New Jersey 08543-9011           used hereunder include their corporate
                                           predecessors) since 1997; President of MLAM and
                                           FAM from 1977 to 1997; Chairman of Princeton
                                           Services, Inc. ("Princeton Services") since 1997
                                           and Director thereof since 1993; President of
                                           Princeton Services from 1993 to 1997; Executive
                                           Vice President of Merrill Lynch & Co., Inc. ("ML &
                                           Co.") since 1990.

---------------
(1) Each of the directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.

(2) Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company"), of the Fund.

     COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended May 31, 1998, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee then in office attended at least 75% of the total number of meetings of the Audit Committee held during such period.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     INTERESTED PERSONS. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

     COMPENSATION OF DIRECTORS. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $40,350 for the fiscal year ended May 31, 1998.

     The following table sets forth for the fiscal year ended May 31, 1998, compensation paid by the Fund to the non-interested Directors and, for the calendar year ending December 31, 1997, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors.

                                                               PENSION OR RETIREMENT      AGGREGATE COMPENSATION FROM
                                              COMPENSATION    BENEFITS ACCRUED AS PART     FUND AND FAM/MLAM ADVISED
NAME OF DIRECTOR                                FROM FUND          OF FUND EXPENSES         FUNDS PAID TO DIRECTORS
----------------                              ------------    ------------------------    ---------------------------
Joe Grills(1)..............................      $8,000                 None                      $ 171,500
Walter Mintz(1)............................      $8,000                 None                      $ 159,500
Robert S. Salomon, Jr.(1)..................      $8,000                 None                      $ 159,500
Melvin R. Seiden(1)........................      $8,000                 None                      $ 159,500
Stephen B. Swensrud(1).....................      $8,000                 None                      $ 175,500

---------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (21 registered investment companies consisting of 51 portfolios); Mr. Mintz (20 registered investment companies consisting of 41 portfolios); Mr. Salomon (20 registered investment companies consisting of 41 portfolios); Mr. Seiden (20 registered investment companies consisting of 41 portfolios); and Mr. Swensrud (23 registered investment companies consisting of 56 portfolios).

     OFFICERS OF THE FUND. The Board of Directors has elected nine officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                             OFFICER
NAME AND PRINCIPAL OCCUPATION                                                           OFFICE        AGE     SINCE
-----------------------------                                                           ------        ---    -------
Arthur Zeikel...................................................................      President        66     1993
Chairman of MLAM and FAM since 1997; President of MLAM and FAM from 1977 to
1997; Chairman of Princeton Services since 1997 and Director thereof since 1993;
President of Princeton Services from 1993 to 1997; Executive Vice President of
ML & Co. since 1990.
Terry K. Glenn..................................................................    Executive Vice     57     1993
Executive Vice President of FAM and MLAM since 1983; Executive                        President
President Vice President and Director of Princeton Services since 1993;
President of Princeton Funds Distributor, Inc. ("PFD") (formerly, Merrill Lynch
Funds Distributor, Inc.) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.
Vincent R. Giordano.............................................................     Senior Vice       53     1993
Senior Vice President of FAM and MLAM since 1984; Senior Vice                         President
President President of Princeton Services since 1993.
Kenneth A. Jacob................................................................    Vice President     47     1993
First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to
1997.
Donald C. Burke.................................................................    Vice President     38     1993
First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to
1997; Director of Taxation of MLAM since 1990.
Theodore R. Jaeckel, Jr.........................................................    Vice President     38     1997
Director (Municipal Tax-Exempt) of MLAM since 1997; Vice President of MLAM from
1991 to 1997.

                                                                                                             OFFICER
NAME AND PRINCIPAL OCCUPATION                                                           OFFICE        AGE     SINCE
-----------------------------                                                           ------        ---    -------
John Loffredo, CFA..............................................................    Vice President     34     1998
First Vice President of MLAM since 1997; Vice President of MLAM since 1991.
Gerald M. Richard...............................................................      Treasurer        49     1993
Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
President and Treasurer of Princeton Services since 1993; Treasurer of PFD since
1984 and Vice President since 1981.
Patrick D. Sweeney..............................................................      Secretary        44     1997
First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to
1997.

     STOCK OWNERSHIP. At July 15, 1998, the Directors and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (I.E., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, and "FOR" the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that, except as limited by agreement or applicable law, the Fund intends to vote shares held in its name for which no instructions are received in the same proportion as the votes received from the beneficial owners of these shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended May 31, 1998 to any stockholder upon request. Such requests should be directed to MuniAssets Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in August 1999, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by June 11, 1999.

                                             By Order of the Board of Directors
                                             PATRICK D. SWEENEY
                                             SECRETARY

Dated: July 30, 1998

                             MUNIASSETS FUND, INC.                  COMMON STOCK
                                 P.O. BOX 9011
                        Princeton, New Jersey 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the "Fund") held of record by the undersigned on July 15, 1998 at the Annual Meeting of Stockholders of the Fund to be held on September 14, 1998 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

        By signing and dating the reverse side of the card, you authorized the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

1. To elect two Class I Directors    FOR all nominees listed            WITHHOLD AUTHORITY
   for a term of three years.        below (except as marked to  [ ]    to vote for all nominees  [ ]
                                     the contrary below)                listed below

   (INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominees name in the list below.)

   Class I Nominees: Arthur Zeikel, Robert S. Salomon, Jr.

2. To consider and act upon a proposal to ratify the selection
   of Deloitte & Touche LLP ("D&T") as the independent auditors    FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   of the Fund to serve for the current fiscal year.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                                 Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

                                 Dated: _____________________________________________________, 1998

                                 __________________________________________________________________
                                                         Name of Stockholder

                                 __________________________________________________________________
                                                              Signature

Please mark boxes [ ] or [X] in blue or black ink.
Please sign, date and return this Proxy promptly using the enclosed envelope.

1. To elect two Class I Directors    FOR all nominees listed        WITHHOLD AUTHORITY             EXCEPTIONS*  [ ]
   for a term of three years.        below                    [ ]   to vote for all nominees  [ ]
                                                                    listed below

   *(INSTRUCTION: To withhold authority for any individual nominee mark the
                  Exception box and strike a line through the nominees name in the list below.)

   Class I Nominees: Arthur Zeikel, Robert S. Salomon, Jr.

2. To consider and act upon a proposal to ratify the selection
   Deloitte & Touche LLP ("D&T") as the independent auditors      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   auditors of the Fund to serve for the current fiscal year.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                                                                                 Address change  [ ]
                                                                                 mark here

                                 Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

                                 Dated: _____________________________________________________, 1998

                                 __________________________________________________________________
                                                         Name of Stockholder

                                 __________________________________________________________________
                                                              Signature

Please Sign, Date and Return Promptly in the enclosed envelope. No postage is required.    Votes must be indicated    [ ]
                                                                                           (X) in Black or Blue ink.


                             MUNIASSETS FUND, INC.                  COMMON STOCK
                                 P.O. BOX 9011
                        Princeton, New Jersey 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the "Fund") held of record by the undersigned on July 15, 1998 at the Annual Meeting of Stockholders of the Fund to be held on September 14, 1998 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

        By signing and dating the reverse side of the card, you authorized the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

                                            MUNIASSETS FUND, INC.
                                            P.O. BOX 11183
                                            NEW YORK, N.Y. 10203-0123